Prospectus Supplement

John Hancock Strategic Series

Managed Account Shares Securitized Debt Portfolio (the fund)

Supplement dated July 11, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.

The fund’s diversification status will change from non-diversified to diversified effective on or about July 9, 2022 (the Effective Date).

Accordingly, as of the Effective Date, the following is removed as the last paragraph of the fund’s “Principal investment strategies” and immediately before the “Principal risks” of the fund in the “Fund summary” section:

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Additionally, as of the Effective Date, the following paragraph is removed from the fund’s “Principal risks” in the “Fund summary” section.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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